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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)  August 29, 2006


                             BKF CAPITAL GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

              1-10024                                   36-0767530
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     (Commission File Number)                 (IRS Employer Identification No.)


 ONE ROCKEFELLER PLAZA, NEW YORK, NEW YORK                           10020
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  (Address of Principal Executive Offices)                         (Zip Code)

                                  212-332-8400
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01.   NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING
             RULE OR STANDARD; TRANSFER OF LISTING.

On August 29, 2006, BKF Capital Group, Inc. (the "Company") received written notice from the New York Stock Exchange (the "NYSE") that the NYSE intends to suspend the Company's common stock from trading prior to market open on Tuesday September 5, 2006 as a result of the Company's failure to satisfy the NYSE's continued listing standards. The NYSE also notified the Company that it intends to apply to the Securities and Exchange Commission to delist the Company's common stock pending completion of applicable procedures, including any appeal by the Company of the NYSE's decision.

As previously disclosed, the Company had received notification from the NYSE on May 24, 2006, that the Company was not in compliance with the NYSE's continued listing standards for minimum total average global market capitalization and total shareholders' equity. The NYSE also indicated in its August 29,2006 written notice that it decided to suspend trading in and pursue delisting of the common stock in light of the Company's recent announcement that it intended to exit its "long-only" equity business during the third calendar quarter of 2006, which would reduce the Company's assets under management to zero by September 30, 2006. The Company had previously submitted a business plan to address non-compliance with the NYSE's continuing listing standards. After reviewing these materials, the NYSE decided to proceed with suspension of trading.

In accordance with NYSE rules, the Company intends to appeal the NYSE's decision to pursue the delisting of the Company's common stock by requesting a review of the decision by a committee of the board of directors of the NYSE.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

       (d)   Exhibits.

             EXHIBIT NO.       DESCRIPTION
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                99.1           Press release, dated August 29, 2006.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  August 29, 20066


                                             BKF CAPITAL GROUP, INC.



                                             By: /s/ J. Clarke Gray
                                             ------------------------------
                                             Name:  J. Clarke Gray
                                             Title: Chief Financial Officer


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                              INDEX TO EXHIBITS



EXHIBIT      DESCRIPTION
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 99.1        Press release, dated August 29, 2006